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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2000

                                  SEPRACOR INC.

             (Exact name of registrant as specified in its charter)

    DELAWARE                          0-19410                     22-2536587
---------------------------     ---------------------         -----------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                      dentification No.)

          111 Locke Drive
          Marlborough, MA                                   01757
-------------------------------------           --------------------------------
  (Address of principal executive                         (Zip Code)
              offices)

       Registrant's telephone number, including area code: (508) 481-6700

                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         On February 7, 2000, Sepracor Inc., a Delaware corporation (the "Company), issued a press release announcing that it has priced $400 million of 5% Convertible Subordinated Debentures due February 14, 2007, which are convertible into shares of the Company's Common Stock, $.10 par value, at a conversion price of $184.76 per share. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         See Exhibit Index attached hereto.


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                                         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 11, 2000               SEPRACOR INC.

                                         By: /S/ ROBERT F. SCUMACI
                                            -----------------------------------
                                            Robert F. Scumaci
                                            Senior Vice President, Finance
                                            and Administration


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                                  EXHIBIT INDEX

Exhibit
  NO.             DESCRIPTION
 ----             -----------
99.1              Press Release dated February 7, 2000.


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